UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 Or 15(d)

of the Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): March 12, 2019

SALEM MEDIA GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-26497	77-0121400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4880 Santa Rosa Road, Camarillo, California		93012
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (805) 987-0400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
ITEM 7.01 REGULATION FD DISCLOSURE
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
EXHIBITS
EXHIBIT INDEX
SIGNATURE
EXHIBIT 99.1

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On March 12, 2019, Salem Media Group, Inc. issued a press release regarding its results of operations for the quarter and fiscal year ended December 31, 2018.

ITEM 7.01	REGULATION FD DISCLOSURE

On March 12, 2019, Salem Media Group, Inc. issued a press release regarding its results of operations for the quarter and fiscal year ended December 31, 2018.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits. The following exhibit is furnished with this report on Form 8-K:

Exhibit No.	Description

99.1	Press release, dated March 12, 2019, of Salem Media Group, Inc. regarding its results of operations for the quarter and fiscal year ended December 31, 2018.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated March 12, 2019, of Salem Media Group, Inc. regarding its results of operations for the quarter and fiscal year ended December 31, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SALEM MEDIA GROUP, INC.

Date: March 12, 2019	By: /s/ EVAN D. MASYR
Evan D. Masyr
Executive Vice President and Chief Financial Officer